UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2023

Purple Innovation, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37523	47-4078206
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 North Chapel Ridge Road, Suite 200 Lehi, Utah	84043
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 756-2600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PRPL	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Underwritten Public Offering

On February 8, 2023, Purple Innovation, Inc., a Delaware corporation (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with BMO Capital Markets Corp. and KeyBanc Capital Markets Inc., as representatives of the several underwriters named therein (the “Underwriters”), relating to an underwritten public offering of 13,400,000 shares of Class A common stock of the Company, par value $0.0001, as well as 2,010,000 shares of Class A Common stock of the Company, par value $0.0001, subject to the over-allotment option granted to the Underwriters (the “Shares”), being sold by the Company (the “Offering”). The price to the public in the Offering is $4.50 per share. The Underwriters have agreed to purchase the Shares from the Company at a price of $4.275 per Share. The Company expects to receive approximately $57.0 million of net proceeds, after deducting estimated offering expenses payable by the Company.

The Underwriting Agreement contains customary representations, warranties, and covenants of the Company and the Underwriters and also provides for customary indemnification by each of the Company and the Underwriters against certain liabilities.

The Company and its directors and executive officers have agreed not to sell or transfer any shares of the Company’s Class A common stock or any securities convertible into, or exercisable or exchangeable for shares of Class A common stock held by them for a period of 60 days from February 8, 2023, subject to limited exceptions.

The Offering is made pursuant to a registration statement on Form S-3 (File No. 333-269005) that was originally filed with the Securities and Exchange Commission (the “SEC”) on December 27, 2022, as amended on Form S-3/A on January 27, 2023 (as so filed and as amended, the “Registration Statement”), which became effective on January 30, 2023, and the base prospectus included in the Registration Statement, as amended and supplemented by the preliminary prospectus supplement filed with the SEC on February 8, 2023 and the final prospectus supplement dated February 8, 2023. The Offering is expected to close on or about February 13, 2023, subject to the satisfaction of customary closing conditions.

The foregoing descriptions of the Underwriting Agreement and lock-up arrangements do not purport to be complete and are subject to and qualified in their entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Coliseum Private Placement

Pursuant to that certain Subscription Agreement dated February 1, 2018 between the Company and certain investment funds and vehicles affiliated with or managed by Coliseum Capital Management, LLC (“Coliseum”), Coliseum holds certain contractual preemptive rights relating to the sale of the Shares in the Offering. Coliseum currently holds approximately 44.48% of the outstanding voting power of the Company. On February 8, 2023, the Company agreed with Coliseum that, contingent upon the Underwriters exercising their option to purchase additional shares of our Class A common stock, the Company may sell to Coliseum up to its pro rata share of the Class A common stock sold pursuant to such option in a concurrent private placement at the public offering price of $4.50 per share (the “Coliseum Private Placement”). This would result in an aggregate of up to approximately 1,610,317 shares of the Company’s Class A common stock purchased by Coliseum in the Coliseum Private Placement, which amount would be in addition to the Shares sold in the Offering and pursuant to the Underwriters’ option to purchase additional shares. The Company estimates that the net proceeds from the Coliseum Private Placement, if Coliseum purchases its pro rata share in full, will be approximately $7.2 million.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

The disclosure under the heading “Coliseum Private Placement” under Item 1.01 above is incorporated herein by reference. The shares of Class A common stock to be sold in the Coliseum Private Placement, if any, will be offered under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Act”).

ITEM 8.01	OTHER EVENTS

In connection with the Offering, the Company is filing a legal opinion and consent as Exhibit 5.1 and Exhibit 23.1 to this report, respectively, which are incorporated by reference into the Registration Statement. In addition, on February 8, 2023, the Company issued a press release announcing that it had priced the Offering, which press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are made pursuant to the safe harbor provisions within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, but are not limited to, statements related to the anticipated closing of the Offering and the Coliseum Private Placement. Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties, many of which are beyond our control, that may cause actual results or events to differ materially from those projected. These risks and uncertainties, many of which are beyond our control, include the ability of the Company to satisfy certain conditions to closing on a timely basis or at all, as well as other risks described in the section entitled “Risk Factors” and elsewhere in our Annual Report on Form 10-K filed with the SEC on March 1, 2022 as amended by Form 10-K/A Amendment No. 1, filed with the SEC on March 16, 2022, and in our other filings with the SEC, including, without limitation, our reports on Forms 8-K and 10-Q, all of which can be obtained on the SEC website at www.sec.gov. Readers are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date on which they are made and reflect management’s current estimates, projections, expectations and beliefs. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as required by law.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description of Exhibit

1.1	Underwriting Agreement, dated February 8, 2023, by and between Purple Innovation, Inc., BMO Capital Markets Corp. and KeyBanc Capital Markets Inc.

5.1	Opinion of Dorsey & Whitney LLP

23.1	Consent of Dorsey & Whitney LLP (included as part of Exhibit 5.1)

99.1	Press release, dated February 8, 2023, issued by Purple Innovation, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 10, 2023	PURPLE INNOVATION, INC.

	By:	/s/ Bennett L. Nussbaum
Bennett L. Nussbaum
Chief Financial Officer

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